UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2007

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California	90745-6209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 513-7280

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 31, 2007, Eric K. Shinseki was elected to the Board of Directors of Ducommun Incorporated (the “Company”).

(e) On January 31, 2007, performance stock units were awarded to the executive officers of the Company in the following target amounts:

Name	Position	Target No. of Performance Stock Units
Joseph C. Berenato	Chairman of the Board, Chief Executive Officer and President	7,500
Gregory A. Hann	Vice President, Chief Financial Officer and Treasurer	5,000
James S. Heiser	Vice President, General Counsel and Secretary	5,000
Gary Parkinson	Vice President, Human Resources	2,500
Samuel D. Williams	Vice President, Controller and Assistant Treasurer	2,500
Anthony J. Reardon	President, Ducommun AeroStructures, Inc.	5,000
John J. Walsh	President, Ducommun Technologies, Inc.	5,000

The performance stock units generally vest at the end of the three-year performance period from January 1, 2007 to December 31, 2009 (the “Performance Period”) in amounts from 0% to 200% of the target units depending on the Company’s performance relative to two performance metrics during the Performance Period. The performance metrics, which are equally weighted, are: (i) the cumulative diluted earnings per share of the Company during the Performance Period, and (ii) the relative total shareholder return of the Company’s common stock compared to the SPADE Defense Index during the Performance Period. Upon vesting, one share of common stock of the Company will be issued for each vested performance stock unit. In the event that a change in control (as defined in the Performance Stock Unit Agreements) of the Company occurs, the target performance stock units will be deemed to have become fully vested immediately prior to the consummation of the change in control, provided, however, that the Compensation Committee of the Board of Directors may, in its discretion, increase (but not decrease) the number of performance stock units that are deemed to vest in the event of a change in control up to a maximum of 200% of the target performance stock units.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	On January 31, 2007, the Bylaws of the Company were amended to increase the number of directors from seven to eight.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Ducommun Incorporated Performance Stock Unit Agreement

99.2	Bylaws of Ducommun Incorporated – as amended and restated January 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: February 6, 2007	By:	/s/ James S. Heiser
James S. Heiser
Vice President and General Counsel

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